                                                                       EXHIBIT 1

                      4,000,000 Trust Preferred Securities

                  HAWAIIAN ELECTRIC INDUSTRIES CAPITAL TRUST I

        8.36% Trust Originated Preferred Securities (SM) ("TOPrS(SM)")*
             (Liquidation Amount $25 per Trust Preferred Security)
                  guaranteed to the extent set forth herein by

                       HAWAIIAN ELECTRIC INDUSTRIES, INC.


                               PURCHASE AGREEMENT
                               ------------------

                                                                January 29, 1997


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Goldman, Sachs & Co.
Dean Witter Reynolds Inc.
A.G. Edwards & Sons, Inc.
Legg Mason Wood Walker, Incorporated
Robert W. Baird & Co., Incorporated

c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     North Tower
     World Financial Center
     New York, New York 10281

Ladies and Gentlemen:

          Hawaiian Electric Industries Capital Trust I (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Trust Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. Sections 3801 et seq.), HEI Preferred Funding, LP (the "Partnership"), a limited partnership organized under the Revised Uniform Limited Partnership Act (the "Delaware Partnership Act") of the State of Delaware (Chapter 17, Title 6, of the Delaware Code, 6 Del. C. Sections 17101 et seq.), and Hawaiian Electric Industries, Inc. (the "Company" and, together with the Trust and the Partnership, the

------------------
 * "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co., Inc.

"Offerors"), a Hawaii corporation, confirm their agreement (this "Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Goldman, Sachs & Co., Dean Witter Reynolds Inc., A.G. Edwards & Sons, Inc., Legg Mason Wood Walker, Incorporated and Robert W. Baird & Co., Incorporated (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), with respect to the issue and sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of 8.36% Trust Originated Preferred Securities (Liquidation Amount $25 per Trust Preferred Security) representing preferred undivided beneficial ownership interests in the assets of the Trust ("TOPrS" or the "Trust Preferred Securities") set forth in Schedule A hereto. The Company will own all the common securities representing undivided beneficial ownership interests in the assets of the Trust (the "Trust Common Securities" and, together with the Trust Preferred Securities, the "Trust Securities"). The Trust Securities will be issued pursuant to an Amended and Restated Trust Agreement dated as of February 1, 1997 among the Company, as Sponsor and Depositor, Robert F. Clarke, Robert F. Mougeot and Constance H. Lau, as regular trustees (the "Regular Trustees"), The Bank of New York, a New York banking corporation, as initial institutional trustee (the "Property Trustee"), and The Bank of New York (Delaware), a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee" and, together with the Regular Trustees and the Property Trustee, the "Issuer Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust (the "Trust Agreement"). The Trust Preferred Securities will be guaranteed by the Company, to the extent set forth in the applicable Prospectus Supplement (as defined herein), with respect to distributions and payments upon liquidation, redemption and otherwise pursuant to, and to the extent set forth in, the Trust Preferred Securities Guarantee Agreement dated as of February 1, 1997 between The Bank of New York, as trustee (the "Trust Guarantee Trustee"), and the Company (the "Trust Guarantee").

          The proceeds from the sale of the Trust Securities will be used by the Trust to purchase partnership preferred securities representing all of the limited partner interests of the Partnership (the "Partnership Preferred Securities"). All of the general partner interests of the Partnership will be owned by Hycap Management, Inc. (the "General Partner"), a Delaware corporation and wholly owned subsidiary of the Company. The Partnership Preferred Securities will be issued pursuant to an Amended and Restated Agreement of Limited Partnership dated as of February 1, 1997 among the General Partner, the Trust, as initial limited partner, and such other persons who become limited partners thereto (the "Agreement of Limited Partnership"), and will be guaranteed by the Company, to the extent set forth in the applicable Prospectus Supplement, with respect to distributions and payments upon liquidation, redemption and otherwise pursuant to, and to the extent set forth in, the Partnership Guarantee Agreement dated as of February 1, 1997 between The Bank of New York, as trustee, and the Company (the "Partnership Guarantee" and, together with the Trust Guarantee, the "Guarantees"). The Trust Preferred Securities and the Trust Guarantee, together with the Partnership Preferred Securities and the Partnership Guarantee, are referred to herein as the "Offered Securities."

          The Partnership will use the proceeds from the sale of the Partnership Preferred Securities and the capital contribution of the General Partner to initially acquire (i) debt instruments of the Company (the "Company Debentures"), (ii) debt instruments of one or more subsidiaries of the Company (each such subsidiary, an "Investment Subsidiary" and, together with the Company, the "Investment Affiliates"; such debt instruments of the Investment Subsidiaries, the "Subsidiary Debentures" and, together with the Company Debentures, the "Affiliate Debentures") and (iii) certain U.S. government obligations, commercial paper and certain other securities of entities not affiliated with the Company. The Subsidiary Debentures are to be fully and unconditionally guaranteed, on a subordinated basis, by the Company pursuant to, and to the extent set forth in, an Affiliate Investment Instruments Guarantee Agreement dated as of February 1, 1997 between The Bank of New York, as trustee (the "Investment Guarantee Trustee"), and the Company (each, an "Investment Guarantee"). Each of the Affiliate Debentures shall be issued pursuant to an Indenture dated as of February 1, 1997 among The Bank of New York, as trustee (the "Debt Trustee"), and the applicable Investment Affiliate (each, an "Indenture").

          The Offerors understand that the Underwriters propose to make a public offering of the Offered Securities as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

          The Offerors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File Nos. 333-18809, 333-18809-01, 333-18809-02, 333-18809-03 and 333-18809-04) covering the registration under the Securities Act of 1933, as amended (the "1933 Act"), of, among other securities, the Offered Securities. The prospectus forming a part of such registration statement, at the time such registration statement (or the most recent amendment thereto filed prior to the time of effectiveness of this Agreement) became effective under the 1933 Act, including all documents incorporated by reference therein at that time pursuant to Item 12 of Form S-3 under the 1933 Act, is hereinafter referred to as the "Basic Prospectus." In the event that (i) the Basic Prospectus shall have been amended, revised or supplemented (but excluding any amendments, revisions or supplements to the Basic Prospectus relating solely to securities other than the Offered Securities) prior to the time of effectiveness of this Agreement, including without limitation by any preliminary prospectus supplement relating to the Offered Securities, or (ii) the Company shall have filed documents pursuant to
Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), after the time such registration statement became effective under the 1933 Act and prior to the time of effectiveness of this Agreement (but excluding documents incorporated therein by reference relating solely to securities other than the Offered Securities), which documents are deemed to be incorporated by reference in the Basic Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised or supplemented and reflecting such incorporation by reference. Such registration statement in the form in which it became effective under the 1933 Act and as it may have been amended by all amendments thereto as of the time of effectiveness of this Agreement (including, for these purposes, as an amendment any document incorporated by reference in the Basic Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act), and the Basic Prospectus as it shall be supplemented to reflect the terms of the offering and sale of the Offered Securities by a prospectus supplement (a "Prospectus Supplement") to be filed with, or transmitted for filing to, the Commission pursuant to Rule

424(b) under the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively. For purposes of this Agreement, all references to the Registration Statement or the Prospectus or any amendment or supplement thereto shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"). The Trust Agreement, the Guarantees, the Indenture relating to the Company Debentures and each Investment Guarantee has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act").

          All references in this Agreement to financial statements and schedules and other information that is "contained," "included" or "stated" in the Registration Statement or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act that is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.


          SECTION 1.  Representations and Warranties.
                      ------------------------------

          (a) Representations and Warranties by Company.  The Company represents
              -----------------------------------------
and warrants to each Underwriter as of the date hereof, and as of the Closing Time referred to in Section 2(b) hereof, as follows:

               (i) Compliance with Registration Requirements.  The Offerors meet
                   -----------------------------------------
     the requirements for use of Form S-3 under the 1933 Act. The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Registration Statement at the Effective Date (as defined herein) complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"), and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Prospectus is delivered to the Underwriters for their use in making confirmations of sales of the Trust Preferred Securities and at the Closing Time, the Prospectus and any amendments or supplements thereto will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this paragraph (i) shall not apply to statements in or omissions from the Registration Statement or the Prospectus (A) made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or the Prospectus which, for purposes of this Agreement, shall be deemed to consist of the matters described in the last paragraph on page S-4 of the Prospectus Supplement and in the first paragraph under the table set forth under "Underwriting" in the Prospectus Supplement (collectively, the "Underwriter Information") and (B) with respect to the statements of eligibility on Form T-1 filed as exhibits to the Registration Statement. The Prospectus delivered to the Underwriters for use in making confirmations of sales of Trust Preferred Securities will be identical in substance to the electronically transmitted copy thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. As used in this Agreement, the term "Effective Date" shall mean the later of (x) the date the Registration Statement, or any post-effective amendment thereto, was declared effective by the Commission under the 1933 Act and (y) the date that the Company's most recent Annual Report on Form 10-K was filed with the Commission under the 1934 Act.

               (ii) Incorporated Documents.  The documents incorporated or
                    ----------------------
     deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the Effective Date, at the time the Prospectus was delivered to the Underwriters for their use in making confirmations of sales of Trust Preferred Securities and at the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (iii)  Independent Accountants.  The accountants who have audited
                      -----------------------
     the consolidated financial statements of the Company and Subsidiaries (as defined herein) that are incorporated by reference in the Registration Statement and the Prospectus are independent certified public accountants as required by the 1933 Act and the 1933 Act Regulations.

               (iv) No Material Adverse Change in Business.  Otherwise than as
                    --------------------------------------
     set forth or contemplated in the Registration Statement and the Prospectus, neither the Company nor any Subsidiaries has sustained since the date of the most recent audited financial statements incorporated by reference in the Registration Statement and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference would have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and Subsidiaries taken as a whole; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock of the Company or any Significant Subsidiary (as defined herein) (except for (i) issuances of capital stock of the Company pursuant to dividend reinvestment, stock purchase, director or employee benefit plans, (ii) issuances of capital stock by Hawaiian Electric Company, Inc. ("HECO") or its subsidiaries that have been approved by the Public Utilities Commission of the State of Hawaii or by any other Significant Subsidiary as disclosed in writing to the Underwriters and (iii) redemptions by HECO, Hawaii Electric Light Company, Inc. ("HELCO") and Maui Electric Company, Limited ("MECO") of their respective preferred stock in accordance with the terms thereof) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus.

               (v) Good Standing of Company and Subsidiaries.  The Company has
                   -----------------------------------------
     been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Hawaii, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus; the Company does not itself conduct any business or own or lease any property in any jurisdiction outside the State of Hawaii that would require it to qualify to do business as a foreign corporation and where the failure to be so qualified would subject the Company to any material liability or disability; the General Partner has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus. Each Significant Subsidiary (as defined herein) of the Company, other than American Savings Bank, F.S.B. ("ASB") and the General Partner, has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. As used in this Agreement, the term "Subsidiary" means each corporation, at least a majority of the outstanding voting stock of which is owned by the Company, by one or more Subsidiaries or by the Company and one or more Subsidiaries.

               (vi) Good Standing of ASB.  ASB has been duly formed and is
                    --------------------
     validly existing as a federal savings bank duly chartered and in good standing under the laws of the United States; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there have not been any increases in total non-accruing loans or the provision for loan losses of ASB and its subsidiaries, which increase or increases, individually or in the aggregate, would have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and Subsidiaries taken as a whole.

               (vii)  Capitalization.  The Company has an authorized
                      --------------
     capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable; all of the issued shares of capital stock of each Significant Subsidiary has been duly and validly authorized and issued and is fully paid and nonassessable; and all of such shares, other than shares of preferred stock, including the existing preferred stock of HECO and its subsidiaries, is owned directly or indirectly by the Company, free and clear of any liens, encumbrances or security interests (other than the pledge by HECO of the shares of common stock of HELCO and MECO under the indenture securing HECO's first mortgage bonds), except as described in the Registration Statement and the Prospectus. The General Partner is the sole owner of general partner interests of the Partnership.

               (viii)  Indentures and Affiliate Debentures.  Each Indenture has
                       -----------------------------------
     been duly authorized, and at the Closing Time, will have been duly executed and delivered by the applicable Investment Affiliate and, when duly executed and delivered by the Debt Trustee, will constitute a valid and binding agreement of such Investment Affiliate enforceable against such Investment Affiliate in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding in equity or at law) (the "Exceptions"). The Indenture relating to the Company Debentures has been duly qualified under the 1939 Act. The Affiliate Debentures have been duly authorized for issuance and sale to the Partnership and, at the Closing Time, will have been duly executed by the applicable Investment Affiliate and, when authenticated, issued and delivered in the manner provided for in the applicable Indenture and delivered against payment of the purchase price therefor as contemplated by this Agreement, will constitute valid and legally binding obligations of such Investment Affiliate enforceable against such Investment Affiliate in accordance with their terms, except as may be limited by the Exceptions.

               (ix) Trust Guarantee.  The Trust Guarantee has been duly
                    ---------------
     authorized and, at the Closing Time, will have been duly executed and delivered by the Company and, when duly executed and delivered by the Trust Guarantee Trustee, will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by the Exceptions. The Trust Guarantee has been duly qualified under the 1939 Act.

               (x) Partnership Guarantee.  The Partnership Guarantee has been
                   ---------------------
     duly authorized and, at the Closing Time, will have been duly executed and delivered by the Company and, when duly executed and delivered by the Partnership Guarantee Trustee, will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by the Exceptions. The Partnership Guarantee has been duly qualified under the 1939 Act.

               (xi) Investment Guarantees.  Each Investment Guarantee has been
                    ---------------------
     duly authorized and, at the Closing Time, will have been duly executed and delivered by the Company and, when duly executed and delivered by the Investment Guarantee Trustee, will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by the Exceptions. Each Investment Guarantee has been duly qualified under the 1939 Act.

               (xii)  Prospectus Descriptions.  The Offered Securities, the
                      -----------------------
     Trust Agreement, the Agreement of Limited Partnership, the Indentures and the Investment Guarantees will conform in all material respects to the respective statements relating thereto contained in the Prospectus.

               (xiii)  Absence of Defaults and Conflicts.  The execution,
                       ---------------------------------
     delivery and performance of the Trust Agreement, the Guarantees and each Investment Guarantee by the Company, the Affiliate Debentures and the Indentures by the applicable Investment Affiliate, the Agreement of Limited Partnership by the General Partner and any other agreement or instrument entered into or issued or to be entered into or issued by the Company, each Investment Subsidiary or the General Partner in connection with the transactions contemplated hereby or thereby or in the Registration Statement and the Prospectus (including the issuance and sale of the Offered Securities and the use of the proceeds from the sale of the Offered Securities as described in the Prospectus under the caption "Use of Proceeds") and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus and compliance by each of the Company, each Investment Subsidiary or the General Partner with its obligations hereunder and thereunder do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the imposition of a lien or security interest under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of the property or assets used in the conduct of its business is subject, nor will such action result in any violation of the provisions of its charter or by-laws or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the performance by each of the Company, each Investment Subsidiary and the General Partner of its obligations under this Agreement or in connection with the transactions contemplated under this Agreement, except such as have been obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations, the 1939 Act, the 1939 Act Regulations or otherwise and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws, as the case may be.

               (xiv)  Legal Proceedings.  Other than as set forth or
                      -----------------
     contemplated in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is a party or to which any property of the Company or any Subsidiary is the subject that is reasonably expected to have a material adverse effect on the Company and Subsidiaries taken as a whole.

                (xv)  Licenses, Franchises, Trademarks, Easements, etc.  The
                      ------------------------------------------------
     Company and each of HECO, HELCO, MECO, HEI Diversified, Inc., ASB, Hawaiian Tug & Barge Corp., Young Brothers, Limited, Malama Pacific Corp., HEI Power Corp. and HEI Investment Corp. (each, a "Significant Subsidiary") have all requisite power and authority, and possess all necessary authorizations, approvals, orders, licenses, franchises, certificates and permits of and from, and to the extent required by law are duly registered with, all governmental and regulatory officials, commissions, departments and bodies in, and are in compliance with all applicable laws, rules and regulations of or under, each jurisdiction in which any of them owns properties or assets or conducts any business as described in the Registration Statement and the Prospectus, where the failure to possess such authorization, approval, order, license, franchise, certificate or permit, or where the failure so to register or so to comply, would have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and Subsidiaries taken as a whole. Each such authorization, approval, order, license, franchise, certificate and permit is valid and in full force and effect, and there is no proceeding pending or, to the Company's knowledge, threatened that may lead to the revocation, termination, suspension or non-renewal of any such authorization, approval, order, license, franchise, certificate or permit; the Company and Significant Subsidiaries have taken appropriate actions to maintain in effect or renew each such authorization, approval, order, license, franchise, certificate or permit; the Company and Significant Subsidiaries own, or possess adequate rights to use, all patents, trademarks, service marks and rights necessary for or material to the conduct of their respective business as described in the Registration Statement and the Prospectus; and the Company and Significant Subsidiaries possess adequate easements, rights-of-way and other rights to use of land not owned by the Company and Significant Subsidiaries, with such exceptions and defects as are described in the Registration Statement and the Prospectus or as do not materially interfere with the use made of such land by the Company and Significant Subsidiaries or as do not have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and Subsidiaries taken as a whole.

               (xvi)  Public Utility Holding Company Act.  The Company and HECO
                      ----------------------------------
     are holding companies within the meaning of the Public Utility Holding Company Act of 1935, as amended; however, by virtue of having filed an appropriate application under the provisions of Section 3(a) of such Act, the Company and HECO are exempt from all of the provisions of such Act, except Section 9(a)(2) thereof, and will remain so exempt, subject to future timely filing of annual exemption statements and such filings as are required by Section 33 of such Act with respect to interests of the Company or Subsidiaries in any foreign utility company, unless and except insofar as the Commission shall find such exception detrimental to the public interest or interest of investors or consumers.

               (xvii)  1940 Act.  Neither the Company or HEI Investment Corp.
                       --------
     ("HEIIC") is nor, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will be an "investment company" or "controlled" by an "investment company," in each case within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

          (b) Officers' Certificates.  Any certificate signed by any officer of
              ----------------------
any of the Offerors or each Investment Subsidiary and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering of the Offered Securities shall be deemed a representation and warranty by such Offeror or such Investment Subsidiary to each Underwriter as to the matters covered thereby on the date of such certificate.

          (c) Representations and Warranties by Offerors.  The Offerors, jointly
              ------------------------------------------
and severally, represent and warrant to each Underwriter as of the date hereof, and as of the Closing Time, as follows:

          (i)  Good Standing of Trust.  The Trust has been duly created and is
               ----------------------
     validly existing in good standing as a business trust under the Delaware Trust Act with the power and authority to own property and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement, the Trust
     Securities and the Trust Agreement; the Trust is duly     qualified to
     transact business as a foreign business trust and is in good standing in any other jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; the Trust is not a party to or otherwise bound by any material agreements other than those described in the Registration Statement and the Prospectus; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

               (ii) Trust Agreement.  The Trust Agreement has been duly
                    ---------------
     authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company, as Sponsor, and, when executed and delivered by the Property Trustee, the Delaware Trustee and the Regular Trustees, will be a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by the Exceptions and by the effect of applicable public policy on the enforceability of provisions relating to contribution or indemnification, and will conform in all material respects to the statements relating thereto in the Prospectus. The Trust Agreement has been duly qualified under the 1939 Act.

               (iii)  Trust Common Securities.  The Trust Common Securities have
                      -----------------------
     been duly authorized by the Trust Agreement and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued undivided beneficial interests in the assets of the Trust and will conform in all material respects to the statements relating thereto contained in the Prospectus; the issuance of the Trust Common Securities is not subject to preemptive or other similar rights; and at the Closing Time; all of the issued and outstanding Trust Common Securities will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               (iv) Trust Preferred Securities.  The Trust Preferred Securities
                    --------------------------
     have been duly authorized by the Trust Agreement and, when issued and delivered against payment of the consideration set forth in this Agreement, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and nonassessable undivided beneficial interests in the Trust, will be entitled to the benefits of the Trust Agreement and will conform in all material respects to the statements relating thereto contained in the Prospectus; the issuance of the Trust Preferred Securities is not subject to preemptive or other similar rights; and (subject to the terms of the Trust Agreement) holders of Trust Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit.

               (v) Regular Trustees.  Each of the Regular Trustees of the Trust
                   ----------------
     is an officer of the Company; at the Closing Time, the Trust Agreement will have been duly executed and delivered by the Regular Trustees and, when executed and delivered by the

     Company, the Property Trustee and the Delaware Trustee, will be a valid and binding obligation of each Regular Trustee enforceable against such Regular Trustee in accordance with its terms, except as may be limited by the Exceptions.

               (vi) Good Standing of Partnership.  The Partnership has been duly
                    ----------------------------
     formed and is validly existing in good standing as a limited partnership under the Delaware Partnership Act with the power and authority to own property and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement, the Partnership Preferred Securities and the Agreement of Limited Partnership; the Partnership is duly qualified to transact business as a foreign limited partnership and is in good standing in any other jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Partnership; the Partnership is not a party to or otherwise bound by any material agreements other than those described in the Registration Statement and the Prospectus; and the Partnership is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

               (vii)  Agreement of Limited Partnership.  The Agreement of
                      --------------------------------
     Limited Partnership has been duly authorized by the General Partner and, on the Closing Time, will have been duly executed and delivered by the General Partner and will be a valid and legally binding obligation of the General Partner enforceable against the General Partner in accordance with its terms, except as may be limited by the Exceptions and by the effect of applicable public policy on the enforceability of provisions relating to contribution or indemnification, and will conform in all material respects to the statements relating thereto in the Prospectus.

               (viii)  Partnership Preferred Securities.  The Partnership
                       --------------------------------
     Preferred Securities have been duly authorized by the Agreement of Limited Partnership and, when issued and delivered pursuant to the Agreement of Limited Partnership against payment of the consideration set forth therein, will be duly issued and fully paid and not subject to assessment for additional capital contributions, will be entitled to the benefits of the Agreement of Limited Partnership and will conform in all material respects to the statements relating thereto in the Prospectus; the issuance of the Partnership Preferred Securities is not subject to preemptive or other similar rights; assuming that the holders of Partnership Preferred Securities in their capacities as such do not participate in the control of the business of the Company, the holders of the Partnership Preferred Securities, in their capacities as such, will have no liability in excess of their obligations to make payments provided for in the Agreement of Limited Partnership (subject to the obligation of a holder of Partnership Preferred Securities to repay any funds distributed to it).

               (ix) 1940 Act.  Neither the Trust or the Partnership is nor,
                    --------
     after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will be an "investment company" or "controlled" by an "investment company," in each case within the meaning of the 1940 Act.

          (x) Absence of Conflicts.  The Trust is not in violation of the Trust
              --------------------
     Agreement or its certificate of trust filed with the State of Delaware, dated as of December 19, 1996 (the "Certificate of Trust"); the Partnership is not in violation of the Agreement of Limited Partnership or its amended and restated certificate of limited partnership, dated as of January 23, 1997 (the "Certificate of Limited Partnership"); and the execution, delivery and performance of this Agreement, the Trust Securities and the Partnership Preferred Securities by the Partnership and the Trust and the consummation of the transactions contemplated herein and therein and compliance by the Partnership and the Trust with their respective obligations hereunder and thereunder have been duly authorized by all necessary action on the part of the Partnership and the Trust and do not and will not result in any violation of the Trust Agreement or Certificate of Trust or the Agreement of Limited Partnership or the Certificate of Limited Partnership and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust or the Partnership under any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Trust or the Partnership of their respective properties.

               (xi) Absence of Further Requirements.  No authorization,
                    -------------------------------
     approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance, offer and sale of the Trust Securities and the Partnership Preferred Securities, the consummation of the transactions contemplated by this Agreement by the Partnership or the Trust, or the execution, delivery and performance by the Partnership or the Trust of this Agreement, the Trust Securities and the Partnership Preferred Securities, except such as may be required under the 1933 Act or the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations or state securities laws and the qualification of the Trust Agreement, the Guarantees and each Investment Guarantee under the 1939 Act and the 1939 Act Regulations.

               (xii)  Absence of Proceedings.  Except as disclosed in the
                      ----------------------
     Registration Statement and the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Trust or the Partnership, threatened against or affecting the Trust or the Partnership that is required to be disclosed in the Registration Statement and the Prospectus or that would result in any material adverse change in the condition (financial or otherwise), earnings or business affairs of the Trust, the Partnership or the Company and Subsidiaries taken as a whole, or that would materially and adversely affect the properties or assets of the Trust or the Partnership, or that could adversely affect the consummation of the transactions contemplated in this Agreement.

               (xiii)  Agreement.  This Agreement has been duly authorized,
                       ---------
     executed and delivered by each of the Offerors.

          SECTION 2.  Sale and Delivery to Underwriters; Closing.
                      ------------------------------------------

          (a) Securities.  On the basis of the representations and warranties
              ----------
herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter named in Schedule A hereto, severally and not jointly, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at the initial public offering price set forth in Schedule B hereto, the number of Trust Preferred Securities set forth in Schedule A hereto opposite the name of such Underwriter, plus any additional number of Trust Preferred Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

          (b) Payment.  Payment of the purchase price for, and delivery of the
              -------
Trust Preferred Securities shall be made through the facilities of The Depository Trust Company ("DTC"), pursuant to such arrangements and instructions as shall be agreed upon by the Underwriters and the Company, at 10:00 A.M. (Eastern time) on the fourth business day after the date hereof (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called the "Closing Time"). For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. (the "NYSE") is open for bidding.

          Payment shall be made by or on behalf of the Underwriters to the Trust by wire transfer of immediately available funds to a bank account maintained by the Property Trustee for that purpose, against delivery to such persons designated by the Underwriters for the respective accounts of the Underwriters of a certificate in global form for the Trust Preferred Securities to be purchased by them. It is understood that each Underwriter has authorized Merrill Lynch, for its account, to accept delivery of and receipt for, and make payment of the purchase price for, the Trust Preferred Securities that such Underwriter has agreed to purchase. Merrill Lynch, individually and not as a representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Trust Preferred Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

          The purchase price per Trust Preferred Security to be paid by the several Underwriters for the Trust Preferred Securities shall be an amount equal to the initial public offering price as set forth in Schedule B hereto. The initial public offering price per Trust Preferred Security shall be a fixed price to be determined by agreement between the Underwriters and the Offerors. The initial public offering price and the purchase price per Trust Preferred Security, when so determined, shall be set forth in Schedule B hereto.

          As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Trust Preferred Securities will ultimately be used to purchase the Affiliate Debentures, the Company hereby agrees to pay, or cause to be paid, at the Closing Time to Merrill Lynch, for the accounts of the several Underwriters, a commission per Trust Preferred Security set forth on Schedule B hereto by wire transfer of immediately available funds to a bank account designated by Merrill Lynch.

          (c) Registration.  The global certificate for the Trust Preferred
              ------------
Securities shall be registered in the name of "Cede & Co.," as nominee of DTC, and delivered to DTC, or its custodian, at least one full business day prior to the Closing Time. For the purpose of expediting the checking of the global certificate for the Trust Preferred Securities by the Underwriters, the Trust agrees to make such global certificate available to the Underwriters for such purpose at the offices of DTC in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Closing Time or at such other time and place as may be agreed upon by the Trust and the Underwriters.


          SECTION 3.  Covenants of Offerors.  The Offerors covenant with each
                      ---------------------
Underwriter as follows:

          (a) Compliance with Securities Regulations and Commission Requests.
              --------------------------------------------------------------
The Offerors, subject to Section 3(b) hereof, will cause the Prospectus to be filed with, or transmitted for filing to, the Commission pursuant to and in compliance with Rule 424(b) of the 1933 Act Regulations, and will notify the Underwriters immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, under the 1933 Act, (ii) of the receipt of any comments from the Commission,
(iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the 1933 Act or of any order preventing or suspending the use of any preliminary prospectus supplement, or of the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) Filing of Amendments.  During any period when a prospectus is
              --------------------
required to be delivered under the 1933 Act or the 1934 Act in connection with sales of any of the Offered Securities, the Offerors will give the Underwriters notice of their intention to file or prepare any amendment to the Registration Statement or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective under the 1933 Act or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Underwriters with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriters or counsel for the Underwriters shall reasonably object.

          (c) Delivery of Registration Statements.  The Offerors have furnished
              -----------------------------------
or will deliver to the Underwriters and counsel for the Underwriters, without charge, conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and conformed copies of all consents and certificates of experts, and will also deliver to the Underwriters, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d) Delivery of Prospectuses.  The Offerors have delivered to each
              ------------------------
Underwriter, without charge, as many copies of each preliminary prospectus supplement as such Underwriter reasonably requested, and the Offerors hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Offerors will furnish to each Underwriter, without charge, during any period when a prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of any of the Offered Securities, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) Continued Compliance with Securities Laws.  The Offerors will
              -----------------------------------------
comply with the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations and the 1939 Act and the 1939 Act Regulations with respect to the offer of the Offered Securities so as to permit the completion of the distribution of the Trust Preferred Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of any of the Offered Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters and for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

          (f) Blue Sky Qualifications.  The Company will take such action as the
              -----------------------
Underwriters may reasonably request to cooperate with the Underwriters to qualify the Offered Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Underwriters may designate so that such qualifications are in effect for a period of not less than one year from the effective date of the Registration Statement under the 1933 Act and during any period when a prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of any of the Offered Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Offered Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction so that such qualification is in effect for a period of not less than one year from the effective date of the Registration Statement under the 1933 Act and during any period when a prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of any of the Offered Securities.

          (g) Rule 158.  The Company will, on behalf of the Trust, timely file
              --------
such reports pursuant to the 1934 Act as are necessary in order to make generally available to the Trust's securityholders as soon as practicable an earning statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act and Rule 158 under the 1933 Act Regulations.

          (h) Use of Proceeds.  The Company will use or cause to be used the net
              ---------------
proceeds received by and from the sale of the Offered Securities in the manner specified in the Prospectus under "Use of Proceeds."

          (i) Listing.  The Offerors will use their best efforts to cause the
              -------
Trust Preferred Securities to be duly authorized for listing on the NYSE, subject to notice of issuance, and to be registered under the 1934 Act; if the Trust Preferred Securities are exchanged for Partnership Preferred Securities, the Company will use its best efforts to have the Partnership Preferred Securities listed on the exchange or other organization on which the Trust Preferred Securities are then listed, and to have the Partnership Preferred Securities registered under the 1934 Act.

          (j) Prohibition on Sales.  During a period of 30 days from the date of
              --------------------
the Prospectus, none of the Offerors will, without the prior written consent of the Underwriters, (i) directly or indirectly, sell, offer to sell, grant any option for sale of, or otherwise dispose of, any Trust Preferred Securities, Partnership Preferred Securities, any preferred stock of the Company or any security convertible into or exchangeable into or exercisable for Trust Preferred Securities or Partnership Preferred Securities or any preferred stock of the Company or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Trust Preferred Securities, Partnership Preferred Securities, any preferred stock of the Company or any security convertible into or exchangeable into or exercisable for Trust Preferred Securities or Partnership Preferred Securities or any preferred stock of the Company, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Trust Preferred Securities, Partnership Preferred Securities, any preferred stock of the Company or such other securities, in cash or otherwise.

          (k) Reporting Requirements.  The Company, during any period when a
              ----------------------
prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of any of the Offered Securities, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

          SECTION 4.  Payment of Expenses.
                      -------------------

          (a) Expenses.  The Company will pay, or cause to be paid, all expenses
              --------
incident to the performance of its obligations under this Agreement, including
(i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, the Trust Agreement, the Agreement of Limited Partnership, and the Indentures and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Offered Securities, (iii) the preparation, issuance and delivery of the certificates for the Trust Preferred Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors,
(v) the qualification of the Offered Securities under securities laws in accordance with the provisions of Section 3(f) hereof (including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the blue sky survey and any supplement thereto) up to a maximum of $15,000, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus supplement, and of the Prospectus and any amendments or supplements thereto,
(vii) the preparation, printing and delivery to the Underwriters of copies of the blue sky survey and any supplement thereto, (viii) the fees and expenses of the Issuer Trustees, the Debt Trustee, the Partnership Guarantee Trustee, the Trust Guarantee Trustee and the Investment Guarantee Trustee, including the fees and disbursements of counsel for the Issuer Trustees, the Debt Trustee, the Partnership Guarantee Trustee, the Trust Guarantee Trustee and the Investment Guarantee Trustee in connection with the Indentures and the Affiliate Debentures, the Guarantees and each Investment Guarantee, (ix) any fees payable in connection with the rating of the Trust Preferred Securities and (x) the fees and expenses incurred in connection with the listing of the Offered Securities on the NYSE and the registration thereof under the 1934 Act in accordance with
Section 3(i) hereof; provided, however, that the Underwriters shall reimburse the Company for certain expenses incurred in connection with the transactions contemplated by this Agreement as may be agreed upon in writing.

          (b) Termination of Agreement.  If this Agreement is terminated by the
              ------------------------
Underwriters in accordance with the provisions of Section 5 or 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.


          SECTION 5.  Conditions of Underwriters' Obligations.  The obligations
                      ---------------------------------------
of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Offerors contained in Section 1 hereof or in certificates of any officer or officers of the Offerors or each Investment Subsidiary delivered pursuant to the provisions hereof, to the performance by the Offerors of their covenants and other obligations hereunder, and to the following further conditions:

          (a) Effectiveness of Registration Statement.  The Registration
              ---------------------------------------
Statement has become effective and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. The Prospectus shall have been filed with, or transmitted for filing to, the Commission in accordance with Rule 424(b).

          (b) Opinion of Counsel for Offerors.  At the Closing Time, the
              -------------------------------
Underwriters shall have received an opinion of Goodsill Anderson Quinn & Stifel, counsel for the Offerors, dated the Closing Time, to the effect that:

            (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Hawaii, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

            (ii) the Company has an authorized equity capitalization as set forth in the Prospectus and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable;

            (iii) to such counsel's knowledge, the Company does not itself conduct any business or own or lease any property in any jurisdiction outside the State of Hawaii that would require it to qualify to do business as a foreign corporation and where the failure to be so qualified would subject the Company to any material liability or disability;

            (iv) each Significant Subsidiary, other than ASB, has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; ASB has been duly formed and is duly chartered as a federal savings bank under the laws of the United States; all of the issued and outstanding shares of capital stock of each Significant Subsidiary has been duly and validly authorized and issued and is fully paid and nonassessable; and, to such counsel's knowledge, all of such shares, other than shares of preferred stock of HECO and its subsidiaries, is owned directly or indirectly by the Company, free and clear of any perfected encumbrance or security interest or any other encumbrance, claim or equity, other than the pledge by HECO of the shares of common stock of HELCO and MECO under the indenture securing HECO's first mortgage bonds, and with such exceptions as are described in the Prospectus or as are otherwise disclosed to the Underwriters;

            (v) the Company and HECO are holding companies within the meaning of the Public Utility Holding Company Act of 1935, as amended; however, by virtue of having filed an appropriate application under the provisions of
     Section 3(a) of such Act, the Company and HECO are exempt from all of the provisions of such Act except Section 9(a)(2) thereof, and will remain so exempt, subject to the future timely filings of annual exemption statements and such filings as are required by Section 33 of such Act with respect to interests of the Company or Subsidiaries in any foreign utility company, unless and except insofar as the Commission shall find such exemption detrimental to the public interest or the interest of investors or consumers;

            (vi) except as indicated in the Prospectus, to the best of such counsel's knowledge, (A) neither the Company nor any Significant Subsidiary is engaged in, or threatened with, any litigation and (B) there are no proceedings, or any proceedings threatened, with respect to the Company or any Significant Subsidiary or their property that, in the case of either clause (A) or (B) above, such counsel (or other counsel as to litigation or proceedings that are not principally handled by their firm) has concluded is reasonably expected to have a material adverse effect on the Company and Subsidiaries taken as a whole;

            (vii) neither any of the Offerors, the General Partner or HEIIC is nor, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will be an "investment company" or "controlled" by an "investment company," in each case within the meaning of the 1940 Act;

            (viii) the Registration Statement, at the Effective Date, and the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, complied as to form in all material respects with the 1933 Act, the 1933 Act Regulations, the 1939 Act and the 1939 Act Regulations; each document incorporated by reference in the Prospectus as originally filed pursuant to the 1934 Act complied as to form when so filed in all material respects with the 1934 Act and the 1934 Act Regulations; and, to the best of such counsel's knowledge, the Registration Statement has been declared, and on the Closing Time is, effective under the 1933 Act and no proceedings for a stop order with respect thereto are threatened or pending under Section 8 of the 1933 Act;

            (ix) nothing has come to the attention of such counsel to cause them to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) of the 1933 Act Regulations or at the Closing Time, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading;

            (x) the statements summarizing certain provisions of the Offered Securities and the Affiliate Debentures (other than any such statements describing DTC's book-entry system), the Indentures, the Trust Agreement, the Agreement of Limited Partnership, and each Investment Guarantee, and the statements under "Description of Hawaiian Electric Industries, Inc.-- General" relating to the Company and involving matters of law or legal conclusions, contained in the Prospectus are accurate summaries of such documents and matters in all material respects;

            (xi) this Agreement has been duly authorized by all necessary corporate action of and duly executed and delivered by the Company; this Agreement has been duly executed and delivered, on behalf of the Trust, by the Regular Trustees and, on behalf of the Partnership, by the General Partner; and the Trust Preferred Securities have been duly executed and delivered by the Regular Trustees;

           (xii) the Trust Agreement has been duly qualified under the 1939 Act and has been duly authorized by all necessary corporate action of the Company and duly executed and delivered by the Company and the Regular Trustees;

           (xiii) the Trust Guarantee has been duly qualified under the 1939 Act, has been duly authorized by all necessary corporate action of and duly executed and delivered by the Company and constitutes a valid and binding instrument of the Company enforceable against the Company in accordance with its terms;

            (xiv) the Partnership Guarantee has been duly qualified under the 1939 Act, has been duly authorized by all necessary corporate action of and duly executed and delivered by the Company and constitutes a valid and binding instrument of the Company enforceable against the Company in accordance with its terms;

             (xv) each Investment Guarantee has been duly qualified under the 1939 Act, has been duly authorized by all necessary corporate action of and duly executed and delivered by the Company and constitutes a valid and binding instrument of the Company enforceable against the Company in accordance with its terms;

            (xvi) each Indenture has been duly authorized by all necessary corporate action of and duly executed and delivered by the applicable Investment Affiliate and constitutes a valid and binding agreement of such Investment Affiliate enforceable against such Investment Affiliate in accordance with its terms; the Indenture relating to the Company Debentures has been duly qualified under the 1939 Act; the Affiliate Debentures have been duly authorized by all necessary corporate action of and duly executed and delivered by the applicable Investment Affiliate and constitute valid and binding obligations of such Investment Affiliate enforceable against such Investment Affiliate in accordance with their terms, and the Affiliate Debentures will be entitled to the benefits of the applicable Indenture;

           (xvii) the execution, delivery and performance of the Trust Agreement, the Agreement of Limited Partnership, the Guarantees and each Investment Guarantee by the Company, the Affiliate Debentures and the Indentures by the applicable Investment Affiliate and any other agreement or instrument entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Registration Statement and the Prospectus (including the issuance and sale of the Offered Securities and the use of proceeds from the sale of the Offered Securities as described in the Prospectus under the caption "Use of Proceeds") and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus and compliance by the Company with its obligations hereunder and thereunder do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound or to which any of the material property or assets of the Company or any Significant Subsidiary is subject, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation of the Company or the By-Laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except that such counsel need not express an opinion with respect to compliance with state securities or blue sky law;

            (xviii) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the performance by the Company of its obligation under this Agreement or in connection with the transactions contemplated by this Agreement, except such as have been obtained or made under the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations, the 1939 Act, the 1939 Act Regulations or otherwise and such consents, approvals, authorizations, registrations, or qualifications as may be required under state securities or blue sky laws;

            (xix) such counsel shall confirm (A) its opinion set forth under "Certain Federal Income Tax Considerations" in the Prospectus and (B) that, subject to the qualifications set forth therein, the description of such opinion therein is an accurate summary of the United States federal income tax matters described therein; and

            (xx) to such counsel's knowledge, all of the issued and outstanding Trust Common Securities are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien or encumbrance; and the General Partner is the sole owner of general partner interests of the Partnership.

In rendering such opinion, (A) such counsel may state that it is expressing an opinion only as to the federal laws of the United States and the laws of the State of Hawaii, (B) such counsel may rely, as to matters involving the application of laws of the State of Delaware, upon the opinion of special Delaware counsel for the Offerors rendered pursuant to Section 5(c) hereof and, as to matters involving the application of laws of the State of New York, upon the opinion of counsel for the Underwriters rendered pursuant to Section 5(d) hereof, (C) such counsel may rely, as to matters of good standing and valid existence and as to matters of fact, upon certificates of government officials (provided that copies of such certificates will be furnished to counsel for the Underwriters), (D) such counsel may rely, as to matters of fact, upon certificates and representations of officers and employees of the Offerors (provided that copies of such certificates will be furnished to counsel for the Underwriters upon its reasonable request), (E) such counsel may rely, with respect to matters involving litigation or proceedings not principally handled by such counsel's firm, upon opinions and information upon which such counsel has been permitted to rely by other counsel representing the Offerors in such litigation or proceedings (provided that copies of such opinions are furnished to counsel for the Underwriters), (F) for purposes of the opinion expressed in paragraph (vii) above, "material" shall mean $15,000,000, (G) such counsel may state that it has not been requested to, and does not, express any opinion with respect to the financial statements and notes thereto and the schedules and other financial and statistical data and information included or incorporated by reference in the Registration Statement and the Prospectus, (H) such counsel may state, with respect to the matters set forth in paragraph (ix) above, that they have not independently verified and assume no responsibility for the accuracy, completeness or fairness of the statements in the Prospectus or in any document incorporated by reference therein, except insofar as such statements relate to such counsel or as set forth in paragraphs (x) and (xix) above), (I) such counsel may limit the matters set forth in paragraphs (xiii) through (xvi) above by the effect of the Exceptions and, if applicable, by the effect of applicable public policy on the enforceability of provisions relating to contribution or indemnification, (J) such counsel may state that, whenever such opinion is qualified by the phrases "known to such counsel," "to the best of our knowledge," "to our knowledge" or "nothing has come to our attention," or other phrases of similar import, such phrases are intended to mean the actual knowledge of information by the lawyers in such counsel's firm who have been principally involved in drafting the Prospectus and supervising the issuance, sale and delivery of the Trust Preferred Securities and preparing the pertinent documents and the lawyers having supervisory responsibility for the client relationship with the Offerors and general transaction representation, but does not include other information that might be revealed if there were to be undertaken a canvass of all lawyers in such counsel's firm, a general search of all files or any other type of independent investigation (other than, with respect to the matters set forth in paragraph (vi) above, such review of internal litigation files or inquiries of other counsel as such counsel deems necessary), and (K) such counsel may include therein such other customary qualifications reasonably acceptable to the Underwriters and counsel for the Underwriters. References to the Registration Statement and the Prospectus in this Section 5(b) shall include any amendments or supplements thereto at the Closing Time.

          (c) Opinion of Special Counsel for the Offerors.  At the Closing Time,
              -------------------------------------------
the Underwriters shall have received an opinion of Richards, Layton & Finger, P.A., special Delaware counsel for the Offerors and the General Partner, dated the Closing Time, to the effect that:

            (i) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Trust Act; and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

            (ii) under the Trust Agreement and the Delaware Trust Act, the Trust has the trust power and authority (A) to own property and to conduct its business, all as described in the Prospectus, (B) to issue and sell the Trust Securities in accordance with the Trust Agreement, and as described in the Prospectus, and to perform its other obligations under the Trust Agreement, this Agreement and the Trust Securities, (C) to execute and deliver this Agreement and (D) to consummate the transactions contemplated by this Agreement;

            (iii) assuming that the Trust Agreement has been duly authorized, executed and delivered by the parties thereto, the Trust Agreement constitutes a valid and binding obligation of each of the Company and the Regular Trustees, and is enforceable against the Company and the Regular Trustees, in accordance with its terms;

            (iv) the Trust Common Securities have been duly authorized by the Trust Agreement and are validly issued undivided beneficial interests in the assets of the Trust;

            (v) the Trust Preferred Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth in paragraph (vi) below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust;

            (vi) the holders of the Trust Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware (in this regard, such counsel may note that the holders of the Trust Preferred Securities may be obligated, pursuant to the Trust Agreement, to provide
     (A) indemnity or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of certificates for Trust Preferred Securities and the issuance of replacement certificates for Trust Preferred Securities and (B) security or indemnity in connection with requests of or directions to the Trust Property Trustee to exercise its rights and powers under the Trust Agreement);

            (vii) under the Trust Agreement and the Delaware Trust Act, the issuance of the Trust Securities is not subject to preemptive rights;

            (viii) the General Partner has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

            (ix) the Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Partnership Act; and all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Partnership as a limited partnership have been made;

            (x) under the Agreement of Limited Partnership and the Delaware Partnership Act, the Partnership has the partnership power and authority
     (A) to own property and to conduct its business, all as described in the Prospectus, (B) to issue and sell the Partnership Preferred Securities in accordance with the Agreement of Limited Partnership, and as described in the Prospectus, and to perform its other obligations under the Agreement of Limited Partnership, this Agreement and the Partnership Preferred Securities, (C) to execute and deliver this Agreement and (D) to consummate the transactions contemplated by this Agreement;

            (xi) the Agreement of Limited Partnership has been duly authorized by all necessary corporate action of, and duly executed and delivered by, the General Partner and constitutes a valid and binding obligation of the General Partner, and is enforceable against the General Partner, in accordance with its terms;

            (xii) the Partnership Preferred Securities have been duly authorized by the Agreement of Limited Partnership and represent valid and, subject to the qualifications set forth in paragraph (xiii) below, fully paid and nonassessable limited partner interests in the Partnership;

            (xiii) assuming that the holders of Partnership Preferred Securities, in their capacities as such, do not participate in the control of the business of the Company, the holders of the Partnership Preferred Securities, in their capacities as such, will have no liability in excess of their obligations to make payments provided for in the Agreement of Limited Partnership and their share of the Partnership's assets and undistributed profits (subject to the obligation of a holder of Partnership Preferred Securities to repay any funds wrongfully distributed to it);

            (xiv) under the Agreement of Limited Partnership and the Delaware Partnership Act, the issuance of the Partnership Preferred Securities is not subject to preemptive rights;

            (xv) the issuance and sale by the Trust of the Trust Securities, the execution, delivery and performance by the Trust of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not violate (A) the Certificate of Trust or the Trust Agreement or (B) any applicable Delaware law, rule or regulation;

            (xvi) under the Trust Agreement and the Delaware Trust Act, the issuance and sale by the Trust of the Trust Securities and the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by all necessary trust action on the part of the Trust, and, upon the due execution and delivery of this Agreement by the Company as Sponsor under the Trust Agreement and the certificates for the Trust Preferred Securities by the Regular Trustees on behalf of the Trust, and, if executed by the facsimile signatures of the Regular Trustees, the due authentication of the Trust Preferred Securities by an authorized officer of the Property Trustee in accordance with the Trust Agreement, this Agreement and the Trust Preferred Securities will have been duly executed and delivered by the Trust;

            (xvii) the issuance and sale by the Partnership of the Partnership Preferred Securities, the execution, delivery and performance by the Partnership of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not violate (A) the Certificate of Limited Partnership or the Agreement of Limited Partnership or (B) any applicable Delaware law, rule or regulation; and

            (xviii) under the Agreement of Limited Partnership and the Delaware Partnership Act, the issuance and sale by the Partnership of the Partnership Preferred Securities and the execution and delivery by the Partnership of this Agreement, and the performance by the Partnership of its obligations hereunder, have been duly authorized by all necessary partnership action on the part of the Partnership, and, upon the due execution and delivery of this Agreement by the General Partner under the Agreement of Limited Partnership and the certificates for the Partnership Preferred Securities by the General Partner, this Agreement and the Partnership Preferred Securities will have been duly executed and delivered by the Partnership.

In rendering such opinion, (A) such counsel may rely, as to matters of good standing and valid existence and as to matters of fact (to the extent deemed proper), upon certificates of government officials (provided that copies of such certificates will be furnished to counsel for the

Underwriters), (B) such counsel may rely, as to matters of fact, upon certificates and representations of the Trust and the Partnership (provided that copies of such certificates will be furnished to counsel for the Underwriters upon its reasonable request), (C) such counsel may state that it is expressing an opinion only as to the laws of the State of Delaware, (D) such counsel may limit the matters set forth in paragraphs (iii) and (xi) above by the effect of the Exceptions and the effect of applicable public policy on the enforceability of provisions relating to contribution or indemnification and (E) such counsel may include therein such other customary qualifications reasonably acceptable to the Underwriters and counsel for the Underwriters. References to the Prospectus in this Section 5(c) shall include any amendments or supplements thereto at the Closing Time.

          (d) Opinion of Counsel for Underwriters.  At the Closing Time, the
              -----------------------------------
Underwriters shall have received the favorable opinion, dated as of the Closing Time, of Winthrop, Stimson, Putnam & Roberts, New York, New York, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters in form and substance satisfactory to the Underwriters. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and Subsidiaries and certificates of public officials.

          (e) Opinion of Counsel for the Property Trustee.  At the Closing Time,
              -------------------------------------------
the Underwriters shall have received the favorable opinion, dated as of the Closing Time, of Emmet, Marvin & Martin, LLP, counsel for the Property Trustee in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such opinion for each of the other Underwriters.

          (f) Company Officers' Certificate.  At the Closing Time, since the
              -----------------------------
date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus except as stated therein, neither the Company nor any Subsidiary shall have sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree and there shall not have been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and Subsidiaries taken as a whole, and the Underwriters shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such loss or interference or change, (ii) the representations and warranties in Sections 1(a) and 1(c) (to the extent they relate to the Company) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such officers' knowledge, are pending or are contemplated by the Commission.

          (g) Trust Officer's Certificate.  At the Closing Time, there shall not
              ---------------------------
have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus except as stated therein, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust, whether or not arising in the ordinary course of business, and the Underwriters shall have received a certificate of an authorized representative of the Trust, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in
Section 1(c) hereof (to the extent they relate to the Trust) are true and correct with the same force and effect as though expressly made at and as of the Closing Time and (iii) the Trust has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

          (h) Partnership Officer's Certificate.  At the Closing Time, there
              ---------------------------------
shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus except as stated therein, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Partnership, whether or not arising in the ordinary course of business, and the Underwriters shall have received a certificate of an authorized representative of the Partnership, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(c) hereof (to the extent they relate to the Partnership) are true and correct with the same force and effect as though expressly made at and as of the Closing Time and (iii) the Partnership has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

          (i) Comfort Letter.  At the time of the execution of this Agreement,
              --------------
the Underwriters shall have received from KPMG Peat Marwick LLP, a letter dated such date, in form and substance satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus, based upon certain procedures carried out through a date not more than five business days prior to the date of such letter, in a form acceptable to the Underwriters.

          (j) Bring-Down Comfort Letter.  At the Closing Time, the Underwriters
              -------------------------
shall have received from KPMG Peat Marwick LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(i) hereof, except that the specified date referred to therein shall be a date not more than three business days prior to the Closing Time.

          (k) Maintenance of Rating.  At the Closing Time, the Trust Preferred
              ---------------------
Securities shall be rated at least "Baa3" by Moody's Investors Service, Inc. and "BBB-" by Standard & Poor's, and the Company shall have delivered to the Underwriters a letter dated on or prior to the Closing Time, from each such rating agency, or other evidence satisfactory to the Underwriters, confirming that the Trust Preferred Securities have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Trust Preferred Securities or any of the Company's debt securities by any "nationally recognized statistical rating agency," as that term is defined by the Commission for purposes of

Rule 436(g)(2) of the 1933 Act Regulations, and no such organization shall have publicly announced that it has under surveillance or review its rating of the Trust Preferred Securities or any of the Company's debt securities.

          (l) Approval of Listing.  At the Closing Time, (i) the Trust Preferred
              -------------------
Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance and (ii) the Company's registration statement on Form 8-A relating to the Trust Preferred Securities shall have become effective under the 1934 Act.

          (m) Guarantee of Company's Performance.  At the Closing Time, the
              ----------------------------------
Underwriters shall have received a letter from each Investment Subsidiary, dated the Closing Time, to the effect that it agrees to guarantee the timely performance by the Offerors of the indemnity and contribution obligations contained in Sections 6 and 7 hereof and certain other obligations of the Offerors under this Agreement.

          (n) No Special Events.  At the Closing Time, neither a Partnership
              -----------------
Special Event (as defined in the Agreement of Limited Partnership) nor a Trust Special Event (as defined in the Trust Agreement) shall have occurred and be continuing.

          (o) Additional Documents.  At the Closing Time, counsel for the
              --------------------
Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Offered Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors in connection with the issuance and sale of the Offered Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

          (p) Termination of Agreement.  If any condition specified in this
              ------------------------
Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1, 6, 7 and 8 hereof shall survive any such termination and remain in full force and effect.


          SECTION 6.  Indemnification.
                      ---------------

          (a) Indemnification of Underwriters.  The Offerors will jointly and
              -------------------------------
severally indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) of the 1933 Act Regulations), the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Offered Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 6(d) hereof) any such settlement is effected with the written consent of the Company, and will reimburse such Underwriter or such person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Offerors shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) of the 1933 Act Regulations), the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Offered Securities, or any such amendment or supplement, in reliance upon and in conformity with the Underwriter Information; provided further, however, that the Offerors shall not be required to reimburse any Underwriter or such person for fees and expenses of counsel other than one counsel for all Underwriters and one counsel for all Underwriters in each jurisdiction in which proceedings are or are threatened to be brought or of which matters of law are or may be at issue, unless and to the extent that there are actual or potential conflicts of interest between or among Underwriters or defenses available to one or more Underwriters that are not available to other Underwriters; provided further, however, that the indemnification contained in this Section 6(a) with respect to the Basic Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Offered Securities by such Underwriter to any person if the Offerors have established that a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Basic Prospectus was corrected in the Prospectus, provided that the Offerors have delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending.

          (b) Indemnification of Offerors, Directors and Officers.  Each
              ---------------------------------------------------
Underwriter severally agrees to indemnify and hold harmless the Offerors, each of the directors of the Company, each of the officers of the Offerors who signed the Registration Statement, and each person, if any, who controls any of the Offerors within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any losses, claims, damages or liabilities to which the Offerors, such directors, such officers or such persons may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) of the 1933 Act Regulations), the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Offered Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) of the 1933 Act Regulations), the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Offered Securities, or any such amendment or supplement, in reliance upon and in conformity with the Underwriter Information; and will reimburse the Offerors, such directors, such officers or such persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Actions Against Parties; Notification.  Promptly after receipt by
              -------------------------------------
an indemnified party under Section 6(a) or (b) hereof of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under Section 6(a) or (b) hereof, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party unless and only to the extent that such indemnifying party is prejudiced by such omission nor relieve it from any liability that it may have to any indemnified party otherwise than under Section 6(a) or (b) hereof. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under Section 6(a) or (b) hereof for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) Settlement Without Consent If Failure To Reimburse.  If at any
              --------------------------------------------------
time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          SECTION 7.  Contribution.  If the indemnification provided for in
                      ------------
Section 6 hereof is unavailable to or insufficient to hold harmless an indemnified party thereunder in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriters on the other from the offering of the Trust Preferred Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party omitted to give the notice required under Section 6(c) hereof and such indemnifying party was prejudiced by such omission, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Offerors on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Offerors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of the Trust Preferred Securities (before deducting expenses) received by the Offerors bear to the total commissions or discounts received by the Underwriters in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Offerors on the one hand or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total public offering price at which the Trust Preferred Securities purchased by or through it were sold exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Underwriters under this
Section 7 to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint. The obligations of the Offerors under this Section 7 shall be in addition to any liability that the Offerors may otherwise have.

          For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Offerors who signed the Registration Statement, and each person, if any, who controls any of the Offerors within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.


          SECTION 8.  Representations, Warranties and Agreements to Survive
                      -----------------------------------------------------
Delivery.  All representations, warranties and agreements contained in this
--------
Agreement or in certificates of officers of the Offerors or any Subsidiary submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Offerors, and shall survive delivery of the Trust Preferred Securities to the Underwriters.


          SECTION 9.  Termination of Agreement.
                      ------------------------

          (a) Termination; General.  The Underwriters may terminate this
              --------------------
Agreement, by notice to the Company, at any time at or prior to the Closing Time
(i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement or the Prospectus any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and Subsidiaries taken as a whole, or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case, such as to make it, in the judgment of the Underwriters, impracticable to market the Trust Preferred Securities or to enforce contracts for the sale of the Trust Preferred Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission, the NYSE or the Pacific Stock Exchange, or if there has been a suspension or material limitation in trading in securities generally on the NYSE, or (iv) if a general moratorium on commercial banking activities in New York or Hawaii has been declared by either Federal or New York or Hawaii State authorities.

          (b) Liabilities.  If this Agreement is terminated pursuant to this
              -----------
Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 hereof shall survive such termination and remain in full force and effect.


          SECTION 10.  Default by one or more Underwriters.  If one or more of
                       -----------------------------------
the Underwriters shall fail at the Closing Time to purchase the Trust Preferred Securities that it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the non-defaulting Underwriters shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the non-defaulting Underwriters shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the aggregate number of the Trust Preferred Securities to be purchased hereunder, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the aggregate number of the Trust Preferred Securities to be purchased hereunder, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

          No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

          In the event of any such default that does not result in a termination of this Agreement, either the non-defaulting Underwriters or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 10.


          SECTION 11.  Notices.  All notices and other communications hereunder
                       -------
shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Merrill Lynch at North Tower, World Financial Center, New York, New York 10281, attention of James McBurney, Director; and notice to the Offerors shall be directed to Hawaiian Electric Industries, Inc. at 900 Richards Street, Honolulu, Hawaii 96813, attention of the Treasurer.

          SECTION 12.  Parties.  This Agreement shall inure to the benefit of
                       -------
and be binding upon the Underwriters and the Offerors and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Offerors and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Offerors and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Trust Preferred Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.


          SECTION 13.  Governing Law and Time.  This Agreement shall be governed
                       ----------------------
by and construed in accordance with the laws of the State of New York. Except as otherwise set forth herein, specified times of day refer to New York City time.


          SECTION 14.  Effect of Headings.  The Article and Section headings
                       ------------------
herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Offerors in accordance with its terms.

                         Very truly yours,

                         Hawaiian Electric Industries, Inc.


                         By: /s/ Robert F. Mougeot
                             --------------------------------------------
                            Name:  Robert F. Mougeot
                            Title:  Financial Vice President and CFO

                         By: /s/ Constance H. Lau
                             --------------------------------------------
                            Name:  Constance H. Lau
                            Title:  Treasurer

                         HEI Preferred Funding, LP

                         By: Hycap Management, Inc.,
                             as General Partner


                         By: /s/ Robert F. Clarke
                             ---------------------------------------------
                            Name:  Robert F. Clarke
                            Title:  President


                         By: /s/ Betty Ann M. Splinter
                             --------------------------------------------
                            Name:  Betty Ann M. Splinter
                            Title:  Secretary

                         Hawaiian Electric Industries
                         Capital Trust I

                         By: Hawaiian Electric Industries, Inc.,
                             as Sponsor and Depositor

                         By: /s/ Robert F. Mougeot
                             --------------------------------------------
                            Name:  Robert F. Mougeot
                            Title:  Financial Vice President and CFO


                         By: /s/ Constance H. Lau
                             ---------------------------------------------
                            Name:  Constance H. Lau
                            Title:  Treasurer

CONFIRMED AND ACCEPTED,
 as of the date first above written:

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Goldman, Sachs & Co.
Dean Witter Reynolds Inc.
A.G. Edwards & Sons, Inc.
Legg Mason Wood Walker Incorporated
Robert W. Baird & Co. Incorporated

By: Merrill Lynch, Pierce, Fenner & Smith Incorporated


By:          /s/ Maria Marta Falkinhoff
    -----------------------------------------------
                Authorized Signatory

                                                                      SCHEDULE A

                                                               Number of
                                                            Trust Preferred
Name of Underwriter                                           Securities
-------------------                                         ---------------
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated....................................      675,000
Goldman, Sachs & Co.......................................      665,000
Dean Witter Reynolds Inc..................................      665,000
A.G. Edwards & Sons, Inc..................................      665,000
Legg Mason Wood Walker, Incorporated......................      665,000
Robert W. Baird & Co., Incorporated.......................      665,000
                                                              ---------

Total.....................................................    4,000,000
                                                              =========

                                 SCHEDULE A-1

                                                                      SCHEDULE B



          1. The initial public offering price per security for the Trust Preferred Securities, determined as provided in Section 2 of this Agreement, shall be $25.00.

          2. The purchase price per security for the Trust Preferred Securities to be paid by the several Underwriters shall be $25.00, being an amount equal to the initial public offering price set forth above.

          3. The compensation per Trust Preferred Security to be paid by the Company to the several Underwriters in respect of their commitments hereunder shall be $.7875; provided, however, that the compensation per Trust Preferred Security for sales of 10,000 or more Trust Preferred Securities to a single purchaser shall be $.5000.

                                 SCHEDULE B-1